ecostim
ENERGY SOLUTIONS

ENERCOM DALLAS 2018
February 21, 2018
(Nasdaq: ESES)







Cautionary Statement

Forward-Looking Statements

This presentation contains statements about future events and expectations that can be characterized as forward-looking statements, including statements about Eco-Stim Energy Solutions, Inc.'s (the "Company") plans, strategies and prospects. The use of the words "anticipate," "plan," "seek," "intend," "estimate," "expect," "may," "should," "could," "project," "will," "believe" and similar expressions are intended to identify forward looking statements. Examples of forward-looking statements include, but are not limited to, the Company's statements made relating to: (i) revenue, earnings, margins, Field Level EBITDA, profitability, growth rates, and other financial results for future periods, (ii) future pricing and other conditions in the markets served by the Company, (iii) the Company's efforts and ability to obtain future contracts and customers, and (iv) the Company's efforts and ability to renegotiate the terms of its existing contract in Argentina, bid for new contracts in Argentina, or otherwise exit the Company's existing contract in Argentina. By their nature, forward-looking statements speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Although the Company believes that the plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties, and the Company cannot assure you that those expectations will prove to have been correct. Actual results could differ materially from those anticipated in these forward-looking statements as a result of factors described in this presentation and other risks, including the risks identified in the Company's Annual Report on Form 10-K for the period ended December 31, 2016 and other risks identified in the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 2017, June 30, 2017 and September 30, 2017. Many of these factors are beyond the Company's ability to control or predict. The Company cannot assure you that its future results will meet its expectations and investors are cautioned not to place undue reliance on any forward-looking statement made by the Company or its authorized representatives. All subsequent written and oral forward-looking statements attributable to the Company and persons acting on its behalf are qualified in their entirety by the cautionary statements contained in this paragraph, elsewhere in this presentation, and in the Company's periodic and other reports on file with the Securities and Exchange Commission. The Company does not have any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained in this presentation to reflect any change in the Company's expectations about the statement or any change in events, conditions or circumstances on which the statement is based.

Use of Non-GAAP Financial Measures

The Company has included the forward-looking "non-GAAP financial measure" Field Level EBITDA, in this presentation. Field Level EBITDA is defined as net income with adjustments for depreciation and amortization, interest expense, income tax provision (benefit), foreign exchange, other expense (income), non-cash stock based compensation expense, and other general and administrative expense. The Company believes that Field Level EBITDA is a supplemental financial measure that is useful to both management and other parties, such as industry analysts, investors, and lenders, in order to assess the potential future operating performance of the Company's frac spreads and the Company's potential ability to generate future cash flow from its frac spreads. However, Field Level EBITDA should not be considered as an alternative to net income, operating income, revenue, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Field Level EBITDA has important limitations as an analytical tool because it excludes some but not all items that affect the most directly comparable GAAP measures. Additionally, because Field Level EBITDA may be defined differently by other companies in the Company's industry, the Company's definition of Field Level EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. The Company is not able to provide a reconciliation of the forward-looking Field Level EBITDA to the most directly comparable GAAP financial measure because the information necessary for a quantitative reconciliation of the forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure is not available to the Company without unreasonable efforts. The probable significance of providing this forward-looking non-GAAP financial measure without the directly comparable GAAP measure is that such GAAP financial measure may be materially different from the corresponding non-GAAP financial measure.

Technology-Driven, Growth Platform in Leading Plays

Company Overview

- Headquartered in Houston, Texas
- Total capacity: ~164,000 HHP, including 6 rental pumps & 20 pumps subject to refurbishment and upgrades prior to activation
- Growth oriented oilfield service company providing well stimulation, coiled tubing, and reservoir field management services
- **Initial Operation in Argentina started in 2015 with small spread**
- **First US spread commenced operations in May 2017**
- **Second US spread commenced operations in October 2017**
- **Differentiated, Proven Technologies – Turbine Powered Equipment**
  - Reduce footprint, horsepower required and capital cost
  - Emissions well below required Tier 4:
  - Lower fuel costs versus traditional diesel powered engine technologies



STACK / SCOOP

Leading unconventional plays


SOUTH AMERICA
ARGENTINA
Neuquén Basin
(Cerro del Los
Leones)
Austral Basin
(Tierra del Fuego)

***Argentina** holds the world's 3rd largest technically recoverable shale gas resources and 4th largest technically recoverable shale oil resources[(1)]*

(1) U.S. EIA June 2013

Seasoned Management Team

		Relevant Experience
	**J. Chris Boswell** President, CEO and Co-Founder	• 28+ years senior management oilfield experience
	**Carlos A. Fernandez** Sr. VP, Corp. Development General Mgr., Latin America and Co-Founder	• 35+ years senior management experience in Latin America
	**Barry Ekstrand** Chief Operating Officer	• 35+ years senior management oilfield experience
	**Alexander Nickolatos** Chief Financial Officer and Assistant Secretary	• 16+ years experience in finance and accounting
	**Jim Irsik** VP Operations – Mid-Con	• 35+ years senior management oilfield experience
	**Miguel Di Vincenzo** VP, Sales & Technology	• 28 years oilfield services experience in Latin America
	**Christopher Arntzen** VP & General Counsel	• 20+ years oil and gas legal experience

Investment Highlights

- ✓ *Poised for growth with three well stimulation spreads in two attractive markets; large multi-year contract opportunities in both markets*
- ✓ *Debt free balance sheet**
- ✓ *Significant discount to peers*
- ✓ *Experienced management team with committed investors*
- ✓ *Currently working in leading unconventional markets in the US and Argentina*
- ✓ *Attractive technologies with natural gas powered pumping units and down hole diagnostics capability*

* Excludes vendor financing and accounts receivable working capital facility

Recent Company Developments

2/18: Frac calendar for first spread now booked from late February through May

2/18: Third party bundled services not provided as part of Argentina service package starting in February 2018 which should improve profitability and allow positive cash flow

11/17: Negotiated early contract release on first spread due to low utilization; initiated incremental CAPEX needed to ready spread for sand frac operations

10/17: Commenced work with 2nd US spread in mid-October – 300+ stages in Q4 for ESES

8/17: Closed $28MM private placement at $1.43 per share (market price)

7/17: Signed agreement to purchase 50,000 HHP to support new contract in OK

7/17: Signed new contract in OK to support 2nd well stimulation spread

7/17: Closed $15MM private placement at $1.50 per share

6/17: Converted all outstanding debt into equity at $1.40/share

5/17: Commenced work in OK with first spread

5/17: Announced 2-year contract in Argentina

3/17: Completed Recapitalization of Company

1/17: Secured 1st contract in US

Well Positioned with 13 Acre Base in Oklahoma

North Central Oklahoma Highlights

- The STACK, SCOOP, Merge, Springer formations are among the leading unconventional plays in North America with a low breakeven point
- 13 Acre Base in Fairview also offers access to Miss Lime, Anadarko, Cleveland and other active basins
- The STACK, SCOOP, Merge, Springer plays can deliver strong returns even at lower oil prices



OKLAHOMA
TEXAS
NEW MEXICO
Canyon Wash
Tonkawa
Granite Wash
NW Cana
STACK
Cana Field
SCOOP
Springer Fairway
25 Miles

- Eco-Stim base of operation





Update on Contracts, Spread Utilization and 2018 EBITDA Potential

Second US Spread

- Annual Field Level EBITDA estimated at $15-$25MM*

First US Spread

- Negotiated early release from low margin contract in November
- Contract was not delivering desired EBITDA
- Spread scheduled to go back to work in late February and frac calendar is booked up through May; additional work beyond May under discussion.
- Transition expected to have some impact on Q4 2017 & Q1 2018 financial results

Argentina Spread

- Two year contract announced in May 2017 has not delivered desired returns; extensive negotiations to improve margins have resulted in changes being implemented in February; definitive contract negotiations in progress



* See "Cautionary Statement – Use of Non-GAAP Financial Measures" on slide 2.

Woodford Basin Rig Count and Anadarko Basin DUC Count



1200
1000
800
600
400
200
0
Number of DUCs
90
80
70
60
50
40
30
20
10
0
Number of Rigs
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15
Jul-15
Sep-15
Nov-15
Jan-16
Mar-16
May-16
Jul-16
Sep-16
Nov-16
Jan-17
Mar-17
May-17
Jul-17
Sep-17
Nov-17
Jan-18
Anadarko Basin DUCS
Woodford Basin Rigs

Source: Management estimates & published industry data

New Stage Count Records!


ecostim

EcoStim Crew in Argentina

- 4 Stages completed in 12 hours in Argentina in February 2018
- 8 Stages completed in 24 hours in Oklahoma in February 2018

Argentina Shale Development Offers Unique Market Opportunity



Vaca Muerta Well Productivity Compared To Best in USA
140
130
120
110
100
90
80
70
60
50
40
30
20
10
0
Wolfcamp
Vaca Muerta
Bone Springs
Eagle Ford
Bakken
EUR / Foot of Lateral Length

- *Most major US shale plays consume 2.5 - 3 million HHP*
- *Argentina is importing a significant volume of gas at high prices*
- *Supply / Demand equation should favor much stronger prices as activity ramps to full manufacturing mode*
- *ESES is well positioned*



SOUTH AMERICA
ARGENTINA
Neuquén Basin (Cerro del Los Leones)
Austral Basin (Tierra del Fuego)



Drilling Days Per Horizontal Well
150
100
50
0
100
75
50
40
30
25
100
20
80
15
52
12
45
10
35
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Eagle Ford
Vaca Muerta



Mature Oil Producing Country with Strong Customer Base

E&P Companies Operating in Argentina

Medanito
PCR
ExxonMobil
YPF
Shell
oil m&s S.A.
Chevron
Pan American ENERGY
Tecpetrol
CNOOC
American Energy Partners
Pampa Energía
wintershall BASF-Gruppe
OILSTONE
GranTierra energy inc.
Sinopec
BR PETROBRAS
eog resources
bp
PDVSA
pluspetrol
Bridas
TOTAL
CNPC
ConocoPhillips

Source: Management research

Vaca Muerta Stage of Development (600,000 HHP of capacity in entire country)

Company	Exploration Phase	Optimization Phase	Manufacturing Mode
YPF	2012 / 2013	2014 / 2015	2016
Chevron	2013 / 2014	2015 / 2017	2017
Total	2013 /2014	2015 / 2016	2017
TecPetrol	2013 / 2014	2015 / 2016	2017
BP / Pan American	2012 / 2013	2014 / 2017	2018
Exxon	2013 / 2015	2016 / 2017	2018
Shell	2013 / 2015	2016 / 2017	2018
Wintershall	2013 / 2015	2016 / 2017	Not Yet
Statoil	2017	2018	Not Yet
Pluspetrol	2016	2017	2018

TecPetrol moved towards the manufacturing mode in 2017; hiring six rigs & others are expected to follow as they determine the optimal well configuration and completion design

What Has Changed in Argentina Following Kirchner?

- New pro-business, free markets president in Macri
- Natural gas development projects have commodity price set at $7.50 declining to $6.00 in 2021
- Currency controls removed
- New trade agreement with US & rejoins IMF
- New deal between government, labor unions, and energy companies to reduce cost and double investment








WORLD
ECONOMIC
FORUM

Combined Fleet Offers Technology Well Suited to Reduce Cost and Emissions

Portion of Fleet Has Competitive Advantage

~164,000 HHP available within ESES; over 54,000 HHP (27,000 HHP currently in use) represents differentiated technology to reduce cost and emissions:

- ✓ Capable of running on 100% natural gas
- ✓ Runs on multiple fuel sources including natural gas, CNG, LNG and Diesel
- ✓ Delivers emissions 65% below EPA Tier 4 requirements
- ✓ Delivers high HHP from a light weight engine
- ✓ As only current operator of this type of equipment, significant operational know-how and trade secrets being developed

★





★ Total capacity: ~164,000 HHP, including 6 rental pumps & 20 pumps subject to refurbishment and upgrades prior to activation

Growth in HHP – Redeploying 1st US fleet in late February

Growth in total HHP since 2014



180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
2014
2015 (1)
2016 (1)
2017 (2)
2018 (3)
Argentina
US

(1) Includes 24 turbine pumps (54,000 HHP) requiring ~ $9.6MM to refurbish; 12 of these pumps were refurbished prior to 2017
(2) Includes 20 pumps (45,000 HHP) requiring ~$10.5MM to refurbish
(3) includes 20 pumps (45,000 HHP) requiring ~ $10.5MM to refurbish and 6 rental pumps under negotiation to acquire for approximately $4MM

Average Monthly Revenue Growth

Average Monthly Revenue ($ in MM)



$8
$7
$6
$5
$4
$3
$2
$1
$0
2015
2016
1st Half 2017
Jul-17
Oct-17
Argentina
US

Age of Equipment

Age of Pumping Horsepower (1)


70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
> 500 Hrs
500-1,000 Hrs
1,000-5,000 Hrs
5,000-10,000 Hrs
>10,000 Hrs
HHP

(1) Includes 20 pumps (45,000 HHP) requiring ~ $10.5MM to refurbish and 6 pumps under negotiation to acquire for $4MM)

Stages per month by Spread
(February 2018 thru May 2018 are forecasts)



Spread #1
Spread #2
Argentina
Startup of Spread #2 in Stack – 2017 prices
Startup in US with horizontal acid fracs – 2016 prices
Idle Spread #1 to add equipment for sand fracs
Startup on two year contract for YPF – 2016 prices
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18

Source: Actual results and forecasted results

Enterprise Value/HHP is a common valuation metric for pumping industry
(competing pressure pumping companies trade from $1000 to $3000+ per HHP)

Potential ESES Enterprise Value Per HHP (1)


600,000,000
500,000,000
400,000,000
300,000,000
200,000,000
100,000,000
0
Current ESES Enterprise Value is approximately $105MM
$600/HHP
$1000/HHP
$1500/HHP
$2000/HHP
$2500/HHP
$3000/HHP
Enterprise Value

These valuations are provided for illustrative purposes only based on a range of values per HHP, are not based on any appraisal or other third party valuation, and may not be representative of actual market values for ESES. Market valuations for HHP are subject to significant fluctuations from time to time due to a variety of factors, including market prices for oil and natural gas, the demand for and available supply of pressure pumping equipment in the applicable markets, the age and condition of the applicable equipment, applicable regulatory requirements and other competitive and market factors.

(1) HHP Includes 20 pumps (45,000 HHP) requiring ~$10.5MM to refurbish and 6 pumps under negotiation to acquire for approx. $4MM

Investment Highlights

- ✓ *Poised for growth with three well stimulation spreads in two attractive markets; large multi-year contract opportunities in both markets*
- ✓ *Debt free balance sheet**
- ✓ *Significant discount to peers*
- ✓ *Experienced management team with committed investors*
- ✓ *Currently working in leading unconventional markets in the US and Argentina*
- ✓ *Attractive technologies with natural gas powered pumping units and down hole diagnostics capability*

* Excludes vendor financing and accounts receivable working capital facility

ecostim

ENERGY SOLUTIONS

2930 W. Sam Houston Pkwy N., Suite 275
Houston, TX 77043
NASDAQ – ESES
www.ecostim-es.com



